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                                                                    Exhibit 10.7




                                     RIDER


To that certain Lease Agreement ("Lease") dated December 31st, 1998, by and between MCIP REALTY ASSOCIATES NO. 2, MCIP REALTY ASSOCIATES NO. 3, MCIP REALTY ASSOCIATES NO. 4 and MCIP REALTY ASSOCIATES NO. 5 (all of the foregoing being New Jersey general partnerships and all of the foregoing being collectively referred to herein as "Landlord") and PORTABLES ON DEMAND STORAGE, LLC (a Florida limited liability company ("Tenant"). All terms used in this Rider shall have the meaning set forth in the Lease.

                              --------------------

         1. RENEWAL OPTION. Landlord hereby grants Tenant the option (the "Option") to renew the terms of the Lease under and subject to the following conditions:

                  a. Provided that Tenant is in compliance with all terms and conditions of this Lease both at the time of Tenant's exercise of this Option and at the time the Option Term is scheduled to commence, Tenant may exercise the Option by notifying Landlord in writing on or before THE LAST DAY OF THE FIFTY-FOURTH MONTH FOLLOWING THE LEASE COMMENCEMENT DATE of Tenant's intention to exercise the Option, which Option shall be deemed fully exercised upon Landlord's receipt of said notice. Notwithstanding the provisions of
Section 24 of the Lease, this Option shall be deemed to have expired if Landlord has not received Tenant's notice on or before THE FIRST DAY OF THE FIFTY-FIFTH MONTH FOLLOWING THE LEASE COMMENCEMENT DATE.

                  b. The Term of the Lease shall be extended for a period of sixty (60) months, commencing the first day of the sixty-fourth month following the Lease Commencement Date, and terminating the last day of the one hundred and twenty-third month following the Lease Commencement Date (the "Option Term").

                  c. Base Rental Adjustment. For the first (1st) through the thirtieth (30th) months of the Option Term, the minimum Base Rent shall be FOUR HUNDRED FORTY THOUSAND DOLLARS AND NO CENTS ($440,000.00) payable in monthly installments of FOURTEEN THOUSAND SIX HUNDRED SIXTY-SIX DOLLARS AND SIXTY-SIX CENTS ($14,666.66);

For the Thirty-First (31st) through the Sixtieth (60th) months of the Option Term, the minimum Base Rent shall be FOUR HUNDRED EIGHTY THOUSAND DOLLARS AND NO CENTS ($480,000.00) payable in monthly installments of SIXTEEN THOUSAND DOLLARS AND NO CENTS ($16,000.00).

                  d. All covenants, representations and warranties made by Tenant as set forth in the Lease shall be true and correct as of the date upon which Tenant exercises the Option and shall continue to be true and correct through the Option Term.

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                  e.       All other terms and conditions of the Lease shall
remain in full force and effect.

         IN WITNESS WHEREOF, the parties, intending to be legally bound, hereby execute this Rider the day and year first above written.


WITNESS/ATTEST:                     TENANT:
                                    Portables On Demand Storage, LLC, a Florida limited liability company



   /s/                              BY: /s/ Peter S. Warhurst
   -------------------------           -----------------------------------------
                                    Name:  Peter S. Warhurst
                                    Title: President



                                    LANDLORD:
                                             MCIP REALTY ASSOCIATES NO.2
                                             MCIP REALTY ASSOCIATES NO.3
                                             MCIP REALTY ASSOCIATES NO.4
                                             MCIP REALTY ASSOCIATES NO.5



   /s/                              By:/S/ Robert T. Healey
   -------------------------           -----------------------------------------
                                       Robert T. Healey, general partner

                                    Date: January 5, 1999


   /s/                              By:/S/ William J. Healey
   -------------------------           -----------------------------------------
                                       William J. Healey, general partner

                                    Date: January 5, 1999